Exhibit 10.3

CRUCELL HOLLAND B.V. – VASCULAR BIOGENICS LTD.

COMMERCIAL GENE THERAPY LICENSE AGREEMENT

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

COMMERCIAL GENE THERAPY LICENSE AGREEMENT

This Commercial Gene Therapy License Agreement (“Agreement”) is made and entered into on April 15, 2011 (“EFFECTIVE DATE”) by and between:

CRUCELL HOLLAND B.V., a corporation organized under the laws of the Netherlands, having offices located at Archimedesweg 4, 2333 CN, Leiden, the Netherlands “CRUCELL”)

and

VASCULAR BIOGENICS Ltd., with offices located at 6 Jonathan Netanyahu Street, 60376, Or-Yehuda, Israel (hereinafter referred to as “VBL” or “LICENSEE”),

the parties hereinafter individually referred to as “Party” and collectively as “Parties”.

PREAMBLE

•	WHEREAS, CRUCELL is the owner of a PER.C6® cell line and of the associated information, know-how, and patents rights (as defined below);

•	WHEREAS, LICENSEE is engaged in the business of biomedical research, and the manufacturing, testing and commercializing of pharmaceutical products and services;

•	WHEREAS, LICENSEE and CRUCELL are parties to a Research License and Option Agreement dated March 24, 2005, granting LICENSEE the rights to conduct research under the PER.C6® PATENTS and to utilize PER.C6® KNOW HOW (as such terms are defined below) to prepare and evaluate gene therapeutics based on adenoviral vectors, and an option for a commercial license;

•	WHEREAS, LICENSEE has exercised its option to a commercial license and the Parties have negotiated an agreement for commercial rights under the terms and conditions as set forth hereinafter;

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the Parties, intending to be legally bound, agree as follows:

1.	DEFINITIONS

Plural used in this Agreement shall mean singular and vice versa.

1.1.	AFFILIATE means any person, corporation, organization or other legal entity which, directly or indirectly, controls, or is controlled by, or is under common control with, a Party. CONTROL shall mean the ability, directly or indirectly, to direct the activities of the relevant entity, including the ownership or holding (directly or indirectly) of fifty percent (50%) or more of (i) the securities or other ownership interests representing the equity, the voting stock or general partnership interest, or (ii) the rights to elect or appoint directors (or other governing body).

1.2.	APPROVED COUNTRIES means the countries mentioned in Exhibit 1.2

1.3.	BMF means the PER.C6® Biologics Master File as filed with the United States Food and Drug Administration

1.4.	EFFECTIVE DATE has the meaning set forth in the first paragraph of this Agreement.

1.5.	FIELD means the treatment of cancer in human by administering to a subject an adenoviral vector including, but not limited to, therapeutic gene sequence(s), the therapeutic effect of which is principally caused by the expression product of said gene sequence(s) and will not serve as a vaccine.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

1.6.	FIRST COMMERCIAL SALE means the first sale of a PRODUCT in a country by LICENSEE or any of its SUBLICENSEES OR REGISTERED AFFILIATES.

1.7.	FUNCTIONAL GENOMICS means the identification and/or validation of the biological function(s) of human and animal genes, and/or gene fragments and/or proteins and/or fragments of proteins transcribed from such genes, by means of the construction and use of arrayed collections of said genes and/or gene fragments, in non-phage viral vectors, to enable the identification and validation of drug targets, nutriceuticals and/or protein therapeutics, for the treatment or prevention of human or animal disease(s) and/or the maintenance of nutritional health.

1.8.	GOVERMENTAL AUTHORITIES means the FDA and other foreign governmental equivalents.

1.9.	IMPROVEMENT KNOW HOW RIGHTS means know how rights owned or licensable by LICENSEE or its REGISTERED AFFILIATES, which are developed during the Term using the technology claimed by the IMPROVEMENT PATENT RIGHTS, and which (i) come into the possession of LICENSEE or its REGISTERED AFFILIATES during the course of PROGRAMS and during the TERM of this Agreement, (ii) are not generally known, (iii) are related to the subject matter(s) of the IMPROVEMENT PATENT RIGHTS and are necessary for CRUCELL’s practice of the IMPROVEMENT PATENT RIGHTS as permitted under Section 2.5, and (iv) are not subject to a good faith reasonable third party confidentiality obligation that prevents the disclosure of the same.

1.10.	IMPROVEMENT PATENT RIGHTS means any patent issued after the EFFECTIVE DATE only to the extent that it claims (i) a new use of the PACKAGING CELLS including a generic product by process using said cells, (ii) an improved cell line derived from the PACKAGING CELLS, (iii) culturing or processing of PACKAGING CELLS, or (iv) a new use of an improved cell line described in clause (ii) of this sentence, in each case that is developed during the course of PROGRAMS under this Agreement.

1.11.	MODIFIED CELLS means PER.C6® CELLS modified by incorporating therein VBL TECHNOLOGY, but excluding the integration thereof into the genome of the PER.C6® CELL.

1.12.	NET Sales means the gross amount invoiced on sales of the PRODUCTS by LICENSEE, SUBLICENSEES, REGISTERED AFFILIATES and/or their respective sub-licensees to customers, less the following deductions related to the sale and delivery of PRODUCTS: (i) any commercially reasonable credits and allowances, repayments or adjustments granted or made to customers; (ii) any commercially reasonable trade or cash discounts, rebates, charge-backs or administrative fees or other price reductions granted to customers; and (iii) any sales, transportation, import, export or other like taxes, duties and government charges (but specifically excluding any taxes based on net income imposed upon the sale of the PRODUCTS) to the extent included in the gross sales price, wherein rebates, charge-backs, administrative fees and sales or other like taxes are actually paid or incurred by LICENSEE, SUBLCENSEES, REGISTERED AFFILIATES and/or their respective sub-licensees. A sale of the Product to third party customers shall also include a transfer or other disposition for consideration other than case, in which case such consideration shall be valued at the fair market value thereof.

1.13.	NON-APPROVED COUNTRIES means any countries other than APPROVED COUNTRIES.

1.14.	PACKAGING CELLS means PER.C6® CELLS and MODIFIED CELLS.

1.15.	PACKAGING CELL-EXPRESSION SEQUENCE means (i) any recombinant DNA sequence used by LICENSEE, or expression product or any alteration or modification

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

thereof, derived from or obtained by, or produced using PACKAGING CELLS; or (ii) a fragment of any recombinant DNA sequence or expression product derived from obtained by, or produced using PACKAGING CELLS, and (iii) provided that (i) and (ii) are based upon and/or are derived from VBL TECHNOLOGY in combination with the genome of a serotype 5 human adenovirus.

1.16.	PACKAGING CELL KNOW HOW means PER.C6® KNOW HOW, MODIFIED CELLS and all materials, information, experience and data, formulae, procedures, results and specifications, regulatory filings and clinical and pre-clinical data, in written or electronic form, which are specifically related to MODIFIED CELLS, which (i) are in the possession of the Parties at the EFFECTIVE DATE or come into the possession of the Parties during the TERM of this Agreement, (ii) are not generally known (iii) are necessary for the research use of the MODIFIED CELLS, and (iv) are not subject to a third party confidentiality obligation that prevents either Party from disclosing the same.

1.17.	PATENT means granted patents, including utility models and certificates of I vention, and reissues, reexaminations, supplementary protection certificates, extensions, and term restorations thereof, and patent applications therefor, including any continuations, continuations-in-parts, and/or divisionals applications thereof, and any and all patents issuing from any of the above.

1.18.	PER.C6® CELL LINE or PER.C6® CELL means the cells deposited under ECACC No. 96022940, as described in Exhibit 1.15, as updated by CRUCELL from time to time in accordance with Section 3 below to include additional CELLS deposited following the EFFECTIVE DATE.

1.19.	PER.C6® KNOW HOW means PER.C6® CELLS and all materials, information, experience and data, formulae, procedures, processes and techniques, results and specifications, know-how, regulatory filings and clinical and pre-clinical data, which are specifically related to PER.C6® CELLS, and which are described in the PER.C6® KNOW HOW FILE, as updated by CRUCELL from time to time in accordance with Section 3 below.

1.20.	PER.C6® KNOW HOW FILE means the written compilation of PER.C6® KNOW HOW and PACKAGING CELL KNOW HOW, which is provided to all PER.C6® licensees, and which includes but it not limited to processing and manufacturing information and data limited to using PER.C6® CELLS and/or MODIFIED CELLS for the production of replication defective adenoviral vectors therewith.

1.21.	PER.C6® PATENTS mean PATENTS that CRUCELL owns, or controls by license or otherwise, wherein said license has a sublicense right, or which CRUCELL has a right to assignment, and that claim PER.C6® CELLS or the use thereof for the manufacture of replication defective adenoviral vectors, identified on Exhibit 1.21.

1.22.	PRODUCT means a pharmaceutical product, intended for administration to human subjects, comprising of PACKAGING CELL-EXPRESSION SEQUENCE, in final finished form.

1.23.	PROGRAMS means research and development programs of LICENSEE or its SUBLICENSEES in the FIELD to develop PRODUCT in the FIELD, including but not limited to any and all pre-market-registration activities and post-market-approval studies.

1.24.	REGISTERED AFFILIATE means an AFFILIATE operating in APPROVED COUNTRIES to the extent identified in Exhibit 1.24 from time to time in accordance with the provisions of Section 2.1.5 below, providing full details of the name, offices and branches of such AFFILIATE or STRATEGIC PARTNER.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

1.25.	STRATEGIC PARTNER means a reputable company with whom VBL has entered into a collaboration agreement for the co-development and / or co-marketing of pharmaceutical products, substantially discovered, researched or developed by VBL in the FIELD which either (i) enters into a material transfer agreement with CRUCELL substantially in the form of Exhibit 1.25 hereto, or (ii) does not obtain access to the PACKAGING CELLS.

1.26.	SUBLICENSEE means a REGISTERED AFFILIATE to which LICENSEE grants a sublicense under and in accordance with this Agreement.

1.27.	TERM starts on the EFFECTIVE DATE and continues as described in Section 7.1.

1.28.	THIRD PARTIES means any person or entity other than VBL, CRUCELL, SUBLICENSEES, AFFILIATES or STRATEGIC PARTNER.

1.29.	VALID PATENT CLAIM shall mean a claim in any issued and unexpired PER.C6® PATENT, which claim has not been held invalid by a non-appealed or unappealable decision by a court or other appropriate body of competent jurisdiction, provided, however, that there exists no outstanding order, injunction or other action (including any temporary relief) that impairs the rights granted under such CLAIM by LICENSEE, its SUBLICENSEES or REGISTERED AFFILIATES, as contemplated under this Agreement. For the purpose of royalty determination and payment, any claim being prosecuted in a pending patent application in a particular country shall be deemed to be a VALID PATENT CLAIM provided such claim is not pending for more than ten (10) years from the earliest filing date to which the patent application is entitled to claim in such country (such as the first filed application based on a PCT application and claiming the PCT filing date, or the first national patent application from which subsequent patent applications claim filing date benefit) and in which case it shall cease to be considered a VALID PATENT CLAIM until a patent in the pertinent country based on such application is granted.

1.30.	VTS™ TECHNOLOGY means LICENSEE’s proprietary VTS™ (Vascular Targeting System) platform technology that enables control of gene expression to areas in which angiogenesis is taking place to either promote or destroy newly formed blood vessels.

1.31.	VBL PROPRIETARY RIGHTS shall mean, as between the Parties, all right and title in and to VBL TECHNOLOGY, LICENSEE’S INFORMATION, PACKAGING CELL-EXPRESSION SEQUENCE and PRODUCTS, including without limitation (i) all data, results, inventions, know-how, improvements, developments or other information arising from or in connection with the PROGRAM; and (ii) any applications, improvements, modifications and derivatives of any of the above and any know-how, proprietary rights and PATENTS relating thereto or arising therefrom.

1.32	VBL TECHNOLOGY shall mean, as between the Parties, replication-deficient E1-and E3-deleted adenoviral 5 vector or adenovirus 3 vector and conditionally replicative adenovirus (CRAD) 3 and 5 Vector, containing either the FAS-Chimera transgene or Tyrosine Kinase and VTS™ TECHNOLOGY, and any know how related thereto and to the use thereof. At any time during the TERM, LICENSEE may provide CRUCELL with written notice of its wish for the transgene to be changed. Such change shall be deemed effective unless CRUCELL responds to LICENSEE’s notice within thirty (30) days of its receipt that is withholding consent, provided such consent may only be withheld if such change would result in a technology which is either (i) directly competitive with another technolofy under a then existing exclusive out-license by CRUCELL, or (ii) infringes any CRUCELL’s patent which are not otherwise covered in this Agreement. For the avoidance of doubt VBL technology will contain only one (1) Transgene in combination with aforementioned either Adenovirus 3 or 5 or (CRAD) and VTS™ TECHNOLOGY.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

2.	LICENSES; SUBLICENSING; OWNERSHIP OF CERTAIN RIGHTS; GRANT BACK LICENSE

2.1.	CRUCELL Grant to LICENSEE.

2.1.1.	CRUCELL hereby grants to LICENSEE, a non-exclusive, worldwide license, under the PER.C6® PATENTS and PER.C6® KNOW HOW, without the right to grant sublicenses except to SUBLICENSEES in accordance with the provisions of Section 2.1.4 below, (1) to use and import PER.C6® CELLS and PER.C6® KNOW HOW for the sole purpose of making MODIFIED CELLS during the course and performance of PROGRAMS; and (2) to use and import MODIFIED CELLS and PACKAGING CELL KNOW HOW during the course and performance of PROGRAMS; and (3) to use and import PACKAGING CELLS and PACKAGING CELL KNOW HOW to manufacture and to have made, in facilities of LICENSEE or its SUBLICENSEES subject to Section 2.4 below, PRODUCTS for use in the FIELD. For the avoidance of doubt, and subject to such third party entering first into a Material Transfer Agreement with CRUCELL prior to the transfer of any PACKAGING CELLS or PACKAGING CELL KNOW HOW, LICENSEE is also granted hereunder the right to provide PACKAGING CELLS, PACKAGING CELL KNOW-HOW and PRODUCTS to third parties for bona fide contract service purposes in the course and performance of PROGRAMS and for the manufacture and making of PRODUCTS solely on LICENSEES’ behalf.

2.1.2.	CRUCELL hereby grants to LICENSEE, a non-exclusive, worldwide license, under the PER.C6® PATENTS and PER.C6® KNOW HOW, with the right to grant sublicenses, to develop, use, import, offer to sell, and sell PRODUCTS for use in the FIELD.

2.1.3.	Sublicense Requirements in General. Any agreement in which LICENSEE purports to sublicense the rights granted herein under the PER.C6® PATENTS and PER.C6® KNOW HOW, (i) shall not grant any further right to sublicense under the PER.C6® PATENTS and PER.C6® KNOW HOW nor grant any right to transfer the PER.C6® KNOW HOW or the sublicensed rights; and (ii) shall include terms at least as restrictive as those contained in this Agreement with respect to the use and exploitation of the rights granted under the PER.C6® PATENTS and PER.C6® KNOW HOW.

2.1.4.

Certain Sublicense Requirements – REGISTERED AFFILIATES. LICENSEE shall be permitted to sublicense its rights and obligations pursuant to Section 2.1.1 to REGISTERED AFFILIATES (without the right to further sublicense), provided each such REGISTERED AFFILIATE acknowledges and assumes all of the rights, restrictions and obligations of this Agreement applicable to such SUBLICENSEE hereunder, except, as between the Parties, for those rights and obligations for which LICENSEE shall be solely responsible as provided for herein (e.g. indicated by wording such as “on its own behalf and on behalf of its SUBLICENSEES”), in a writing signed by a duly authorized representative of such REGISTERED AFFILIATE. LICENSEE shall be responsible for assuring that each REGISTERED AFFILIATE has become fully aware of, and complies with, its rights, restrictions and obligations under this Agreement as a SUBLICENSEE prior to such REGISTERED AFFILIATE exercising any right that LICENSEE may sublicense to such REGISTERED AFFILIATE hereunder. Irrespective of any written sublicense to a REGISTERED AFFILIATE, the exercise of any sublicenseable right hereunder by a REGISTERED

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

AFFILIATE shall be deemed to bind such REGISTERED AFFILIATE to comply with the applicable restrictions, obligations and duties hereunder, except for those obligations and duties for which LICENSEE is solely responsible as provided herein. Irrespective of the number of SUBLICENSEES, CRUCELL shall only be required to communicate with, and provide technical assistance to, LICENSEE, or one designated SUBLICENSEE, unless the Parties agree otherwise in a written and duly executed amendment hereto. LICENSEE and its REGISTERED AFFILIATES shall be jointly and severally liable towards CRUCELL for their compliance with the restrictions, obligations and duties hereunder.

2.1.5.	At any time during the TERM, LICENSEE may provide CRUCELL with written notice of its wish for a new AFFILIATE to become a REGISTERED AFFILIATE. If Parties agree in writing that such AFFILIATE shall become a REGISTERED AFFILIATE, such AFFILIATE shall be included in Exhibit 1.20, by way of a duly executed written amendment, after CRUCELL has received the document duly executed by the respective AFFILIATE as referred to in Section 2.1.4. CRUCELL shall respond to LICENSEE’s notice within fourteen (14) days of its receipt, and shall not unreasonably withhold its consent to the addition of an Affiliate as aforesaid.

2.1.6.	The license grant in this Section 2 shall be effective from the date that CRUCELL receives the License Fee specified in Section 4 herein until expiration of the TERM.

2.2.	Restricted Access to PACKAGING CELLS

The licenses grant herein is restricted such that LICENSEE and its SUBLICENSEES shall not be permitted under the terms of this Agreement to engage in the following activities:

2.2.1.	to use PACKAGING CELLS (i) in or for FUNCTIONAL GENOMICS studies, (ii) for the manufacture of RECOMBINANT PROTEIN, (iii) in or for the manufacture of vaccines against communicable infectious agents, or (iv) in or for the development of products to prevent or treat diseases caused by chicken anemia virus, or to produce vectors, or expression products thereof, containing all or a part of a chicken anemia virus gene;

2.2.2.	to use, store, hold or otherwise deliver PACKAGING CELLS or PACKAGING CELL KNOW HOW in or to NON-APPROVED COUNTRIES;

2.2.3.	to offer, provide, give access to or to otherwise make available to third parties or to AFFILIATES that are not SUBLICENSEES, PACKAGING CELLS and/or PACKAGING CELLS KNOW HOW, except as provided for in Section 2.3 and 2.4 below;

2.2.4.	to offer or provide services to third parties, or to AFFILIATES that are not SUBLICENSEES, relating to or using PACKAGING CELLS and/or PACKAGING CELLS KNOW HOW.

2.3.

Permitted Access to PACKAGING CELLS. Sections 2.2.3 and 2.2.4 shall not apply to the extent that LICENSEE or its REGISTERED AFFILIATES will be required to provide, give access to or otherwise make available, by order or regulation of a governmental agency or court of competent jurisdiction, the results, materials, or know how obtained in the course of PROGRAMS, or

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

incorporating PACKAGING CELLS or PACKAGING CELL KNOW HOW, or the sale and/or distribution of PRODUCTS. Under such circumstances, LICENSEE shall promptly notify CRUCELL of such order or regulation requiring disclosure and shall make its best efforts to cooperate with CRUCELL to preserve the confidentiality of, and CRUCELL’s proprietary interest in, the PACKAGING CELL KNOW HOW.

2.4.	Supply of PACKAGING CELLS to Contractors.

2.4.1.	Subject to the conditions stated in this Section, LICENSEE shall have the right to deliver to a fee-for-service contractor (“Contractor”), PACKAGING CELLS and PACKAGING CELL KNOW HOW (1) to conduct authorized studies of and other tasks relating to PACKAGING CELLS, solely for use by LICENSEE in PROGRAMS, and/or (2) to use PACKAGING CELLS and PACKAGING CELL KNOW HOW to develop processes and perform other tasks for the manufacture and making of, and to manufacture and make, PACKAGING CELLS and PRODUCTS. LICENSEE shall not provide PACKAGING CELLS or PACKAGING CELL KNOW HOW to a fee-for-service Contractor except pursuant to a completely executed, written PER.C6® Material Transfer Agreement (“MTA”) with CRUCELL. The Contractor shall enter into a material transfer agreement substantially in the form of Exhibit 2.4.1 hereto.

2.4.2.	CRUCELL shall have the right to disapprove the choice of any fee-for-service third party that is not reputable and/or reliable or operates in a NON-APPROVED COUNTRY, which disapproval shall only be asserted reasonably and upon prompt notice to LICENSEE of no later than fourteen (14) days following receipt of such Contractor’s details with reference specifically to this section, setting forth the reasons for CRUCELL’S disapproval. For purposes of this Section 2.4.2, “not reputable and/or reliable” shall mean, by way of example, that such fee-for-service third party is located in a country or jurisdiction where CRUCELL has reason to believe in good faith (a) does not provide adequate protection for intellectual property and proprietary information or (b) does not provide adequate judicial recourse in case of misappropriation or misuse of intellectual property or proprietary information. Countries or jurisdictions that are on the U.S. Trade Representative’s annual “Special 301” Watch List shall be deemed to qualify as countries or jurisdictions that do not provide adequate protection or recourse as referred to under (i)(a) and (i)(b) above. CRUCELL has pre-approved on Exhibit 2.4.2 the third party contractors listed therein.

2.5.	Ownership of Certain Rights; Grant Back License

2.5.1.	Except where expressly stated otherwise in this Agreement to the contrary, CRUCELL shall have no right, title and interest in and to any VBL PROPRIETARY RIGHTS (including any right to be notified thereof), provided that LICENSEE may notify CRUCELL of such information from time to time, at its sole discretion.

2.5.2.

LICENSEE and its REGISTERED AFFILIATES hereby agree to grant to CRUCELL a perpetual, royalty-free, non-exclusive worldwide license, with the right to sublicense, under the IMPROVEMENT PATENT RIGHTS and IMPROVEMENT KNOW HOW RIGHTS, provided that the license right under this Section shall not extend to the manufacture, use or sale of the particular PACKAGING

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

CELLEXPRESSION SEQUENCE(S) and/or PRODUCT(S) or the VBL Technology that are developed by LICENSEE or its SUBLICENSEES and that are the subject of this Agreement or the VBL PROPRIETARY RIGHTS.

3.	SUPPLY OF CELLS AND KNOW-HOW; CERTAIN UPDATES; TECHNICAL ASSISTANCE; REPORTING

3.1.	Supply of Cells and Know-How. Within thirty (30) days after receipt of the License Issuance Fee payment under Section 4.1.1, CRUCELL shall disclose and transfer to LICENSEE PER.C6® CELLS and the PER.C6® KNOW HOW that is incorporated into the most recent version of the PER.C6® KNOW HOW FILE.

3.2.	Updates. During the TERM, CRUCELL shall promptly provide updates (i) of the PER.C6® KNOW HOW FILE to LICENSEE as it is revised and made available to all or substantially all PER.C6® licensees or to PER.C6® licensees conducting activities or granted rights similar to those contained in this Agreement, including without limitation new uses in the Field of PER.C6® CELLS and KNOW HOW, improved and updated techniques and know-how for the use of PER.C6® CELLS and PER.C6® LOW HOW, and any known problems relating to the use of PER.C6® CELLS and PER.C6® KNOW HOW or deviations from previously provided information, all as may be applicable to the license granted to LICENSEE hereunder and (ii) of any safety or regulatory concerns that come to CRUCELL’s attention relating to the PACKAGING CELL and PACKAGING CELL KNOW HOW.

3.3.	Technical Assistance. During the TERM, CRUCELL shall provide reasonable technical assistance (including guidance on know how related to the work with the PER.C6® CELLS) to LICENSEE, as may be necessary to use PACKAGING CELLS and PACKAGING CELL KNOW HOW in PROGRAMS, upon reasonable request and free of any additional cost to LICENSEE. To support the KNOW HOW transfer, LICENSEE shall be entitled, upon reasonable notice to CRUCELL, to visit CRUCELL’s facilities from time to time, but no more than five (5) days, once a year and view the production of the PER.C6® CELLS and other relevant processes and techniques relating to the making of MODIFIED CELLS, as well as to receive answers from CRUCELL’s employees regarding the use of such cells and of the PACKAGING CELL KNOW HOW, to the extent necessary for the purposes of a PROGRAM. LICENSEE shall compensate CRUCELL for technical assistance in excess of two (2) man-day visits by CRUCELL technical personnel to LICENSEE’s facilities, on an annual basis, for the first two (2) years of the TERM, on reasonable terms to be agreed in advance. A third man-day visit (or more) shall be at no additional cost if LICENSEE reports a material deviation from established PER.C6 KNOW HOW performance parameters, which deviation report requires such third man-day of technical assistance.

3.4.	Access and Reference to BMF; Conduct of Registration and Testing.

3.4.1.

LICENSEE and its REGISTERED AFFILIATES acknowledge that the BMF is owned by CRUCELL, may be filed by CRUCELL with other foreign governmental equivalent to the FDA and is confidential and of crucial importance to the Parties as well as to all other licensees of PER.C6® CELL technology. LICENSEE and its REGISTERED AFFILIATES shall have the right to review CRUCELL’s copy of the BMF filed with the FDA and other Governmental Authorities after providing CRUCELL with thirty (30) days prior notice. LICENSEE has the right to cross-reference the BMF as may be required for any regulatory submissions to Governmental Authorities, and upon

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

LICENSEE’ request CRUCELL shall (i) notify the FDA (with a copy to LICENSEE) that LICENSEE is authorized to reference the data within the BMF; and (ii) provide LICENSEE with any and all existing BMF documentation in the possession of CRUCELL (provided that CRUCELL is legally able to do so) in so far required to support any regulatory submission LICENSEE makes to a Governmental Authority in a country where a BMF or its foreign equivalent has not been submitted or is not in effect or may not be referenced to. CRUCELL shall notify LICENSEE of any significant update to the BMF from time to time and shall provide LICENSEE with a copy thereof upon its request as set forth above.

3.4.2.	LICENSEE and its REGISTERED AFFILIATES shall not be entitled to, and agree that they will not, characterize, or issue releases or certificates of analysis for, or analyze the genome of, any PACKAGING CELLS, or engage in any research of PACKAGING CELLS that concern any safety, toxicity or tumorgenicity of PACKAGING CELLS without obtaining the prior written agreement of CRUCELL, provided that, if any Governmental Authority requests additional data or characterization of PACKAGING CELLS that CRUCELL chooses not to provide LICENSEE shall have the right to perform its own studies solely as required by the Governmental Authority, and to provide the results to the requesting Governmental Authority. Failure by CRUCELL to provide LICENSEE with such information or data for delivery to the applicable Governmental Authority within a reasonable period shall be deemed as CRUCELL choosing not to provide same. The aforementioned restrictions shall only apply with respect to PACKAGING CELLS, and not PACKAGING CELL-EXPRESSION SEQUENCE or PRODUCT, the analysis of which shall be at the sole discretion of LICENSEE and not subject to any approval of CRUCELL.

3.4.3.	LICENSEE further agrees to use its reasonable efforts to promptly notify CRUCELL of any and all communications to and from Governmental Authorities directly relating to the safety of PACKAGING CELLS and agrees to consult promptly with CRUCELL to resolve any such concerns with the FDA or such other Governmental Authorities, Noncompliance by LICENSEE with the obligation to use its reasonable efforts to obtain prior agreement of CRUCELL prior to any characterization, release or certificate issuances of PACKAGING CELLS as set forth in Section 3.4.2 above, or to promptly notify and consult with CRUCELL in its efforts to resolve any such issues with the FDA or other Governmental Authorities as set forth in this Section 3.4.3 shall be considered to constitute a failure to comply with a material condition or covenant of this Agreement to which Section 6.5 herein applies.

3.5.	Reporting.

3.5.1.	LICENSEE, on its own behalf and on behalf of its SUBLICENSEES, shall keep CRUCELL informed on a bi-yearly (six(6)-month) basis about (1) any communication with Regulatory Authorities about PACKAGING CELLS, and (2) results of any testing performed on the PACKAGING CELLS. A template for use in complying with the quarterly reporting obligation is attached as Exhibit 3.5.1.

3.5.2.	LICENSEE, on its own behalf and on behalf of its SUBLICENSEES, shall keep CRUCELL informed on an annual basis, on or before the anniversary of the EFFECTIVE DATE, with a detailed report of the

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

data relating specifically to PACKAGING CELL performance, PACKAGING CELL KNOW HOW, as well as the operating, culturing and manufacturing parameters and data resulting from its use of the PACKAGING CELL during the course of the PROGRAM. To facilitate the mutually beneficial resolution of any PACKAGING CELL technical performance issue, if any, LICENSEE hereby agrees to discuss with CRUCELL technical personnel relevant technical data to assist in resolving such issues. A template for use in complying with the annual reporting obligation is attached as Exhibit 3.5.2.

3.5.3.	It is agreed and understood that LICENSEE shall not be obligated to disclose any information, data or know-how relating to VBL PROPRIETARY RIGHTS unless and to the extent it is related to PACKAGING CELLS and/or their use hereunder. In such event, any and all disclosed information, data or know-how shall not be used or disclosed without LICENSEE’s prior written consent, which consent may be withheld at its sole discretion.

3.5.4.	LICENSEE, on its own behalf and on behalf of its SUBLICENSEES, shall promptly notify CRUCELL in writing of any substantial deviations from established PER.C6® CELL characteristics and/or performance parameters included in PER.C6® KNOW HOW, prior to any notification by LICENSEE or its SUBLICENSEES to any other entity other than to the appropriate Regulatory Authorities such as the FDA.

3.5.5.	Subject to the provisions of Section 3.5.3, information reported to CRUCELL pursuant to Sections 3.5.1 through 3.5.4 may be used by CRUCELL to assist LICENSEE in the successful implementation of PACKAGING CELL KNOW HOW, resolving technical and regulatory issues respecting PACKAGING CELL and the BMF, to amend and/or annotate the collection of PER.C6® KNOW HOW for delivery to PER.C6® licensees and/or to update the BMF, which PER.C6® KNOW HOW and BMF shall only be disclosed under conditions of confidentiality. Except as expressly in Sections 2.5.2, 2.5.3 and 2.5.4 above, CRUCELL shall not use any information or know-how relating to PRODUCT(S) or PACKAGING CELL EXPRESSION SEQUENCE(S) that are developed by LICENSEE or its SUBLICENSEES, or relating to any VBL PROPRIETARY RIGHTS, nor disclose any of the above to any licensee or other third party (including any Regulatory Authority) without the prior written consent of LICENSEE, which consent may be withheld at its sole discretion.

4.	LICENSE FEES

4.1.	License Fees. In consideration of the licenses granted and the PER.C6® KNOW HOW supplied hereunder, LICENSEE shall pay the following amounts to CRUCELL during the TERM:

4.1.1.	Within ten (10) days from the EFFECTIVE DATE, a License Issuance Fee of € 75,000 (seventy-five thousand Euros), exclusive of V.A.T.; and

4.1.2.	Starting on the first anniversary date of the EFFECTIVE DATE (TBD when the first anniversary date should start, since we are already paying an annual fee with a different anniversary date), an Annual License Maintenance Fee of € 100,000 (one hundred thousand Euros), exclusive of V.A.T., to be paid in arrears.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

4.2.	Development Milestone Payments: LICENSEE shall pay CRUCELL non-creditable and non-refundable payments of € 400,000 (four hundred thousand Euros), exclusive of V.A.T., with respect to each PRODUCT for which a governmental health regulatory authority grants marketing approval, within thirty (30) days of the issuance of the first regulatory marketing approval letter from such governmental health regulatory authority for the first indication for each such PRODUCT. Payment under this Section 4.2 shall be made once for each unique PRODUCT.

4.3.	Running Royalty. LICENSEE shall pay to CRUCELL a running royalty (the “Running Royalty”) as follows:

4.3.1.	If PACKAGING CELLS and/or PACKAGING CELL KNOW-HOW are, or were, used in the development, use, manufacture, importation or sale of the PRODUCT, a Running Royalty of one and half a percent (1.5%) of the NET SALES for the longer of (i) ten (10) years from the FIRST COMMERCIAL SALE of the PRODUCT;

4.3.2.	If the use, manufacture, importation or sale of the PRODUCT comes under the scope of at least one VALID PATENT CLAIM, on a country by country basis, a Running Royalty of half a percent (0.5%) of NET SALES.

4.3.3.	Only one Running Royalty, that may be either a Know-How Royalty (Section 4.3.1), or a Patent Royalty (Section 4.3.2) or a combination of the Know-How and Patent Royalties (1.5 + 0.5 = 2.0%), shall be due with respect to the same unit of PRODUCT.

5.	PAYMENTS; BOOKS AND RECORDS

5.1.	Royalty Reports and Payments. After the FIRST COMMERCIAL SALE of the PRODUCT on which Running Royalties are required, LICENSEE shall submit quarterly written reports to CRUCELL within ninety (90) days after the end of each calendar quarter, stating in each such report the number, description, and aggregate NET SALES of the PRODUCT sold during the calendar quarter upon which a Running Royalty is payable under Section 4 above. Concurrently with the submission of such reports, LICENSEE shall pay to CRUCELL Running Royalties at the rate specified in Section 4.

5.2.	LICENSEE Obligations. LICENSEE shall be solely responsible for the payment to CRUCELL of any royalties, license fees and milestone or other payments due from its AFFILIATES and/or SUBLICENSEES, and for any payments to third parties under licenses or similar agreements between LICENSEE and such third parties necessary to allow the manufacture, use or sale of the PRODUCT by LICENSEE, or SUBLICENSEES;

5.3.	Method of Payment.

5.3.1.	All payments due hereunder to CRUCELL shall be paid in Euros in immediately available funds, for CRUCELL’s account, to a bank designated in writing by CRUCELL. CRUCELL shall provide LICENSEE with an invoice prior to the due dates specified in Section 4.1.2 and 4.2, and LICENSEE shall pay such invoices within the later of the applicable due date or thirty (30) days of receipt by LICENSEE. If the invoice is received later than the due date, then LICENSEE shall have thirty (30) days from the receipt of the invoice to pay the invoiced amount.

5.3.2.	CRUCELL shall submit an invoice to LICENSEE for all transportation, packing or other documented and reasonable costs incurred on LICENSEE’S benefit and at LICENSEE’S request pursuant to this

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

Agreement in connection with providing PACKAGING CELL KNOW HOW to LICENSEE. LICENSEE shall pay invoices specifying these reasonable costs within thirty (30) days of receipt.

5.3.3.	Inflation Index Adjustment: Commencing from the first (1st) anniversary date of the EFFECTIVE DATE, license fees due under Setion 4.1 shall be increased by two and one half percent (2.5%) upon each anniversary of the EFFFECTIVE DATE until and including the eighth anniversary of the EFFECTIVE DATE.

5.4.	Interest. If LICENSEE fails to make any payment under this Agreement within ninety (90) days of the date on which the same becomes due and payable, LICENSEE shall owe CRUCELL interest at the rate of twelve and a half percent (12.5%) per annum (as determined on the date the payment first become due) on any outstanding amount until payment is made in full. If parties are in dispute on the amount of the royalties payable pursuant to Clause 5.1. the penalty becomes due only after Parties have agreed on the exact royalty amount due.

5.5.	No Refunds. Payments referred to in this Section 5 shall not be refundable under any circumstances, including but not limited to the termination of this Agreement for whatever reason.

5.6.	Currency Conversion. If any currency conversion shall be required in connection with the calculation of royalties hereunder, such conversion shall be made using the following procedures. Sales recorded during a month will be translated to Euro values at the rate on the 1st working day of that month based on the exchange rates published on the OANDA website. Any changes to procedures for currency conversion shall only apply after such notice has been delivered and provided that such changes are consistently applied across LICENSEE’s operating units and continue to maintain a set methodology for currency conversion.

5.7.	Withholding Taxes. If LICENSEE is required by any applicable law, rule or regulation to make any deduction or withholding for or on account of any Tax (as defined below) from any payment to be made to CRUCELL under this Agreement, then LICENSEE shall (i) promptly notify CRUCELL of such requirement, (ii) pay to the relevant authorities the full amount required to be deducted or withheld promptly upon determining that such deduction or withholding is required or receiving notice that such amount has been assessed against CRUCELL, and (iii) promptly forward to CRUCELL an official receipt, or certified copy or other documentation reasonably acceptable to CRUCELL, evidencing such payment to such authorities.

5.7.1.	If CRUCELL is entitled to an exemption from or reduction of withholding tax under any applicable law or treaty with respect to any payments made hereunder, CRUCELL shall deliver to LICENSEE at the time or times prescribed by applicable law or reasonably requested by LICENSEE, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

5.7.2.	For purposes of this Section, the term “Tax” shall mean any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of a payment under this Commercialization Agreement.

5.8.	Records; Inspection. LICENSEE shall and shall cause its REGISTERED AFFILIATES and its SUBLICENSEES shall keep complete, true and accurate

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

books of account and records for the purpose of determining the Running Royalty amounts payable under this Agreement. Such books and records shall be kept at the principal place of business of LICENSEE, and SUBLICENSEES, as the case may be, for at least three (3) years following the end of the calendar quarter to which they pertain. Such records will be open for inspection during such three (3) year period by an independent public accounting firm of national prominence retained by CRUCELL and acceptable to LICENSEE for the purpose of verifying the Running Royalty statements. Such inspections may be made no more than once each calendar year, at reasonable times mutually agreed to by LICENSEE and CRUCELL. CRUCELL’s representative or agent will be obliged to execute a reasonable confidentiality agreement prior to commencing any such inspection. Inspections conducted under this Section shall be at CRUCELL’s expense, unless a variation or error producing an increase exceeding ten percent (10%) of the Running Royalty amount stated for any period covered by the inspection is established in the course of any such inspection, whereupon all reasonable and customary costs relating to the inspection for such period will be paid by LICENSEE.

6.	TERM AND TERMINATION

6.1.	Agreement Term. This Agreement shall become effective as of the EFFECTIVE DATE and, unless earlier terminated pursuant to the other provisions of this Section, shall continue in full force and effect on a country-by-country basis, until LICENSEE has no remaining obligation to pay to CRUCELL the Running Royalty in accordance with Section 4.3. Thereafter, LICENSEE shall have a fully paid up, world wide, royalty free, perpetual license right under the PER.C6® PATENTS and PER.C6® KNOW HOW to continue to make, have made, import, use, offer for sale and sell the PRODUCT(S) in such countries.

6.2.	Termination by LICENSEE. LICENSEE may terminate this Agreement by giving CRUCELL three (3) months prior written notice, and payment of all outstanding monies owed to CRUCELL until the date of termination, such as partial payment of arrears obligations pursuant to Section 4.1.2, which payment is due prior to actual termination of the Agreement.

6.3.	Termination by Mutual Agreement. This Agreement may be terminated upon mutual written agreement between the Parties.

6.4.	Termination Upon Insolvency or Bankruptcy. Either Party may terminate this Agreement, by notice to the other Party with immediate effect, if (a) the other Party (i) pledges substantially all of its assets for the benefit of creditors, and the conditions for the creditors to enforce their rights to control those assets have been satisfied (such as the expiration of a cure period for an uncured default), institutes, consents to or fails to diligently oppose any proceeding seeking to adjudicate it a bankrupt or insolvent or (b) any proceeding is instituted against or in respect of the other Party by third parties seeking bankruptcy relief and such proceeding continues undismissed, or unstayed and in effect for a period of 60 days after the institution thereof.

6.5.

Termination by Default. If either Party defaults in the performance of, or fails to be in compliance with, any material condition or covenant of this Agreement and any such default or noncompliance shall not have been remedied, or steps initiated to remedy the same, to the other Party’s reasonable satisfaction within three (3) months for payment defaults, and within six (6) months for other defaults or non-compliance, after receipt by the defaulting Party of a written notice thereof from the other Party, the Party not in default may, without further notice, forthwith terminate this Agreement at its option, provided however that in the event of breach by CRUCELL, accrual and

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

payment of any amounts due to it hereunder shall be suspended during the cure period; and provided, further, that in the event of a dispute as to default, non-compliance or right to terminate this Agreement, this Agreement shall continue until such dispute is finally resolved pursuant to Section 10.3 hereof.

6.6.	Rights and Obligations on Term, Termination, or Suspension.

6.6.1.	Unless expressly provided to the contrary, the following provisions shall survive the termination of this Agreement: Sections 1, 2.3, 2.5, 3.5.4, 3.5.5, 6.6, 6.7, 7, 8, 9 and 10 hereof.

6.6.2.	Return of PACKAGING CELL KNOW HOW. Except in the case of termination by LICENSEE for default pursuant to Section 6.5, upon early termination of this Agreement by either Party, at CRUCELL’S written request, LICENSEE and its AFFILIATES shall destroy all supplies of PACKAGING CELL KNOW HOW, and shall promptly thereafter confirm such destruction in writing to CRUCELL, except for one copy of such written information to be retained in confidential files and to be used solely to establish rights and obligations under this Agreement, and for no other use or purpose.

6.7.	Termination by either Party pursuant to this Article shall not prejudice any other remedy that a Party might have at law or equity.

7.	CONFIDENTIALITY

7.1.	Confidentiality Obligations. Each Party shall maintain in confidence all information disclosed or otherwise made available by the other which is identified as confidential and which is confirmed in writing and marked “confidential” or otherwise properly labeled as confidential within thirty (30) days of such original disclosure, including without limitations, information relating to PACKAGING CELL KNOW HOW and PROGRAMS or results of PROGRAMS (all such information hereafter referred to as “INFORMATION”), and shall not use such INFORMATION or disclose the same to anyone, except (i) that LICENSEE may disclose CRUCELL’S INFORMATION to its REGISTERED AFFILIATES and SUBLICENSEES, those of its agents, direct employees, consultants and investigators for the execution of PROGRAMS and manufacturing and sale of PRODUCTS, as set out in this Agreement; (ii) that LICENSEE may disclose CRUCELL’S INFORMATION as required to governmental health regulatory authorities; (iii) that CRUCELL may disclose LICENSEE’S INFORMATION to its agents, direct employees, consultants and investigators who have a need-to-know for the performance of this Agreement; the foregoing as permitted by this Agreement and subject to the responsibilities and obligations as set forth in this Agreement. Either Party may disclose the other Party’s INFORMATION to potential investors and/or strategic partners within the course of a good faith due diligence inquiry to the extent relevant for the purpose of the inquiry. The foregoing is subject to the below:

7.1.1.	Prior to such permitted disclosure to such LICENSEE REGISTERED AFFILIATES and SUBLICENSEES, Contractors, agents, direct employees, consultants, investigators, potential investors and other financing sources, investment bankers, advisors, attorneys, accountants and strategic investors, disclosure must be subject to the provisions of a confidentiality agreement containing restrictions no less stringent than the obligations in this Section 7.1 as such restrictions apply to LICENSEE, provided that attorneys and accountants shall not be required to execute such agreement if so informed of the confidential obligations hereunder and provided their professional code of conduct requires that such confidentiality obligations be so observed.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

7.1.2.	Each Party shall use a similar effort to that which it uses to protect its own trade secrets or proprietary information (but that in any event be no less than customary industry standards) to protect the other Party’s INFORMATION and to ensure that its applicable AFFILIATES and SUBLICENSEES and Contractors (if any), agents, direct employees, consultants, investigators, potential investors and strategic investors do not disclose or make any unauthorized use of such INFORMATION. Each Party shall notify the other promptly of its knowledge of any unauthorized use or disclosure of the other’s INFORMATION and enable it to enforce rights against such use or disclosure.

7.2.	Exceptions. The confidentiality and non-use obligations under this Agreement shall not apply to the extent that:

7.2.1.	the Party who has received the INFORMATION (“RECIPIENT”) is required to disclose information by order or regulation of a governmental agency or court of competent jurisdiction subject to the provisions of Section 7.3.3 below; or

7.2.2.	the RECIPIENT can demonstrate that

7.2.2.1.	the party who has received the INFORMATION (“RECIPIENT”) is requited to disclose information by order or regulation of a governmental agency to court of competent jurisdiction subject to the provisions of Section 7.3.3 below or;

7.2.2.2.	the disclosed INFORMATION is independently developed without use or regard to the INFORMATION (as shown by RECIPIENT’s written records); or

7.2.2.3.	the disclosed INFORMATION was lawfully known by RECIPIENT (as shown by its written records) prior to the date of disclosure to RECIPIENT without an obligation of secrecy, from sources legally entitled to disclose the same without an obligation of secrecy or received by RECIPIENT (as shown by its written records) on an unrestricted basis from a source unrelated to any Party to this Agreement and not, to its knowledge, under a duty of confidentiality.

7.3.	Publications and Public Announcements:

7.3.1.	Each party shall have the right to publish the existence of this Agreement, but not the terms thereof, with the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed.

7.3.2.	Any disclosure which is required by law may be made without the prior consent of the other Party, although the other Party shall be given prompt notice of any such legally required disclosure and an opportunity to comment on, and attempt to challenge or limit the proposed disclosure reasonably in advance to the extent feasible.

7.3.3.	Furthermore, the disclosing Party shall make diligent efforts to limit the nature and scope of any disclosure to the extent reasonably possible and to otherwise prevent the disclosure of the non-disclosing Party’s INFORMATION.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

8.	PATENTS

8.1.	CRUCELL shall be responsible and use commercially reasonable efforts for the prosecution, protection and maintenance of PER.C6® PATENTS throughout the TERM, and shall bear all costs, fees and expenses in connection thereto.

8.2.	If either Party after the EFFECTIVE DATE is warned or sued by a third party alleging or charging infringement of any patents or published patent applications or any other rights, due to or in connection with the use of PACKAGING CELLS, by either Party, the Party which is warned or sued, shall notify promptly the other Party.

8.3.	CRUCELL shall be responsible, at its expense, for settling and/or defending any warning or litigation for patent infringement in which the alleged infringing process or product giving rise to liability for damages involves or arises from use by CRUCELL of PACKAGING CELLS or the practice of any of the PACKAGING CELLS, PER.C6® PATENTS or PACKAGING CELL KNOW-HOW.

In so far as any such infringement action, or the settlement or defense thereof, might have an effect on LICENSEE activities, CRUCELL shall promptly inform LICENSEE of such claim and (i) CRUCELL and LICENSEE shall confer as to any modification of any right granted to LICENSEE hereunder, provided, that such modification shall not substantially alter LICENSEE’s rights hereunder; (ii) LICENSEE shall be entitiled, but shall not be obligated, to attempt to obtain a license from such third party for the right to use such third party’s patent or other applicable right and (iii) in the event that LICENSEE is named thereunder, it shall have the right to participate in the defense of such claim. In any event, if such infringement action might have an effect on LICENSEE activities (i) upon CRUCELL’s written request, LICENSEE agrees to reasonably assist CRUCELL in any such defense; and (ii) LICENSEE shall be entitled to immediately terminate this Agreement.

If LICENSEE should suffer any out of pocket costs and other expenses, including reasonable attorney’s fees, as a result of the assistance in such dispute, CRUCELL shall reimburse LICENSEE such out of pocket costs and expenses incurred by LICENSEE.

LICENSEE shall be responsible, at its expense, for settling and/or defending any warning or litigation for patent infringement made against CRUCELL, in which the alleged infringing process or product giving rise to liability for damages involves use by LICENSEE of PACKAGING CELLS, other than as set forth in Section 8.3 above. If CRUCELL should suffer any damages, losses, out of pocket costs and other expenses and liabilities as a result of such dispute, including reasonable attorney’s fees and payments of royalties to third parties, LICENSEE shall indemnify CRUCELL and it AFFILIATES and hold them harmless against any such expenses and liabilities.

8.4.	No Party shall enter into any settlement which admits or concedes that any aspect of the PATENT or know how of the other Party is invalid or unenforceable in any way, without the prior written consent of such other Party.

9.	REPRESENTATIONS; WARRANTY, INDEMNIFICATION

9.1.

CRUCELL Representations and Warranties. CRUCELL represents and warrants that (a) CRUCELL has the full legal right to enter in this Agreement and to perform its obligations thereunder; (b) CRUCELL will not be violating any law, regulation, order or contractual or other obligations of or applicable to CRUCELL or to the PER.C6® CELLS, PER.C6® PATENTS or PER.C6® KNOW-HOW by executing, delivering or performing this Agreement, and neither the execution or delivery of this Agreement shall not conflict with or violate any

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

such law, regulation, order or contractual or other obligation; (c) CRUCELL has duly executed and delivered this Agreement, which constitutes a legal valid and binding obligation of CRUCELL, enforceable against CRUCELL in accordance with its terms; (d) CRUCELL is the legal owner of all rights and title in and to the PER.C6® CELLS, PER.C6® PATENTS and PER.C6® KNOW HOW licensed hereunder, free and clear of any encumbrance, charge or restriction, and has the right to grant LICENSEE the licenses granted under this Agreement without conflicting with any third party rights and without creating any encumbrance, charge or restriction in connection therewith; (e) the PER.C6® CELLS provided to LICENSEE or to a designated contractor under 2.1.4 (i) comply with the certificates of analysis that accompany the cells, (ii) comply with the specifications as set forth in the Exhibits hereto, and (iii) have been manufactured, tested and maintained according to the current ICH, FDA and EMEA guidelines; (f) the terms of this Agreement do not create a conflict with or result in the breach of any right, obligation or agreement that CRUCELL has with any third party; (g) it has not received any communication alleging that the PER.C6® CELLS infringes the intellectual property rights of any third party; and (h) CRUCELL will prosecute, maintain and take other actions necessary, in the course of its exercise of good business judgment, to support the continued validity and enforceability of the PER.C6® PATENTS during the term. UNLESS OTHERWISE EXPRESSLY PROVIDED FOR IN THIS AGREEMENT, CRUCELL DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT, FITNESS FOR ANY PARTICULAR PURPOSE, RESPECTING ANY MATERIALS PROVIDED TO LICENSEE PURSUANT TO, OR IN ASSOCIATION WITH THE PERFORMANCE OF THIS AGREEMENT, INCLUDING ANY WARRANTIES CONCERNING THE INHERENT PROPERTIES OF PACKAGING CELLS SUPPLIED UNDER THIS AGREEMENT. CRUCELL MAKES NO WARRANTY AS TO THE MERCHANTABILITY OF THE PRODUCTS, PER.C6® KNOW HOW OR PER.C6® PATENTS.

9.2.	LICENSEE Warranties. LICENSEE (a) is entitled to enter in this Agreement and to perform its obligations thereunder; (b) LICENSEE does not violate any law, regulation, order or its existing contractual obligations by executing, delivering and performing this Agreement; and (c) LICENSEE has duly executed this Agreement, which constitutes a legal valid and binding obligation of LICENSEE, enforceable against LICENSEE in accordance with its terms.

9.3.	Product Liability and Indemnification. CRUCELL shall not be liable for and LICENSEE shall indemnify CRUCELL and hold CRUCELL harmless against any and all liabilities (including product liability), damages, losses or injury, death, costs and expenses, including reasonable attorney’s fees, arising in any manner from the use by LICENSEE or its AFFILIATES of PACKAGING CELLS and/or the PACKAGING CELL KNOW HOW, or the use of any PRODUCT by any human being, regardless of whether such use was contemplated by the Parties, except to the extent such liabilities result from (i) the willful misconduct, gross negligence or written instructions of CRUCELL; and/or pursuant to Section 8.3 above; and/or (iii) any breach of this Agreement by CRUCELL. CRUCELL shall hold harmless LICENSEE and its AFFILIATES against losses arising from the events set forth in clauses (i) and (ii) immediately above.

10.	MISCELLANEOUS/ RULES OF CONSTRUCTION

10.1.	Amendment. This Agreement may not be changed, modified, amended, or supplemented except by a written instrument signed by authorized representatives of both Parties hereto.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

10.2.	Assignability. LICENSEE’s rights and obligations in this Agreement may not be assigned without the prior written consent of CRUCELL, except to an AFFILIATE, or in the event of a merger or sale of all, or substantially all, of LICENSEE’s assets relating to the subject matter of this Agreement to an assignee, provided that LICENSEE shall remain joint and severally liable with any such assignee for the performance of its assigned obligations hereunder if LICENSEE continues to conduct business following such merger or sale. Such assignment shall then be binding upon, inure to the benefit of the Parties, and be enforceable. Any attempted assignment contrary to the terms of this provision shall be void.

10.3.	Choice of Law and Dispute Resolution. This Agreement shall be governed by and construed under the laws of the Netherlands. If any dispute arises out of this Agreement, the Parties will themselves endeavor to settle such dispute amicably. If the Parties fail to arbitration before a single arbitrator, such arbitration to be held in accordance with the rules of arbitration of the International Chamber of Commerce and to be held in The Hague, Netherlands. The Parties shall use good faith efforts to expedite the arbitration. The parties agree that any judgment of the foregoing arbitrator shall be final and binding and shall be enforceable in any competent court having jurisdiction over the adjudged party. Nothing herein shall prevent either party from seeking injunctive relief or other equitable remedies in or out of law.

10.4.	Expenses. Each Party shall bear its own expenses, if not expressly agreed otherwise in this Agreement.

10.5.	Force Majeure. Neither LICENSEE nor CRUCELL shall be liable for any failure or delay in performance under this Agreement which is due in whole or in part directly or indirectly to any cause of any nature beyond the reasonable control of such Party.

10.6.	Further Assurances. Each Party hereto agrees to execute, acknowledge and/or deliver such further instruments, and to do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

10.7.	Notice and Reports. All notices required by this Agreement shall be in writing. All notices and reports shall be sent by fax followed by registered airmail to the Parties at the following addresses or such other addresses as may be designated in writing by the respective Parties:

To CRUCELL:	CRUCELL HOLLAND B.V. Archimedesweg 4 P.O. Box 2048 2301 CA Leiden THE NETHERLANDS Attn. Business Development FAX: +31-71-5248702
To LICENSEE:	VASCULAR BIOGENICS Ltd. 6 Jonathan Netanyahu Street, 60376, Or-Yehuda, ISRAEL Attn. Emmanuel Elalouf VP Business Development FAX: 972-3-6346449

Any notices shall be deemed given when received by the other Party.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

10.8.	Relationships of the Parties. Both Parties are independent contractors under this Agreement. Nothing contained in this Agreement is intended nor is to be construed so as to constitute CRUCELL and LICENSEE as agents, partners or joint ventures with respect to this Agreement. Neither Party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any other contract, agreement, or undertaking with any third party.

10.9.	Rules Of Construction.

10.9.1.	Captions. Paragraph captions are inserted for convenience only and in no way are to be construed to define, limit or affect the construction or interpretation hereof.

10.9.2.	Entire Agreement. This Agreement contains the entire agreement of the Parties regarding the subject matter hereof, and supersedes all prior agreements, understandings, and negotiations between the Parties regarding the same.

10.9.3.	“Including”. The words “include”, “including” or “included” are used to indicate that the matters listed are not a complete enumeration of all matters covered and should be read such as “including but not limited to”.

10.9.4.	Singular, Plural, Gender. Words denoting the singular, shall include the plural and vice versa. Words denoting one gender shall include all others.

10.9.5.	Severability. If any part of this Agreement shall be held invalid and/or unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect provided that such provisions will permit the transaction contemplated herein to take place in substantially the same manner as originally contemplated by the Parties.

10.9.6.	Translations. This Agreement has been written and executed in the English language. Any translation into any other language shall not be an official version of this Agreement. In the event of any conflict in interpretation between the English version and such translation of this Agreement, the English version shall prevail.

10.9.7.	Waiver. The waiver by either Party of a breach of any provisions contained herein shall be in writing and shall in no way be construed as a waiver of any prior or succeeding breach of such provision or the waiver of the provision itself.

10.9.8.	Trademarks. PER.C6® is a registered trademark of CRUCELL. All right title and interest therein shall remain with CRUCELL. CRUCELL is solely entitled to all goodwill accruing in the trademark PER.C6® as a consequence of the use thereof by LICENSEE or otherwise. LICENSEE may only use CRUCELL’s PER.C6® trademark upon the execution of a separate trademark license agreement with CRUCELL. Not withstanding the aforementioned, for the avoidance of doubt LICENSEE can use the PER.C6® trademark for reference purposes in connection with research publications as well as regulatory filings.

10.9.9.

Use of Party’s Name. No right, express or implied, is granted by tHIS AGREement to LICENSEE to use in any manner other than for regulatory submission purposes the name “CRUCELL” or “INTROGENE”, or to CRUCELL to use in any manner the name of LICENSEE or its Affiliates, or any other trade name, logo or

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

trademark of the other party in connection with the performance of this Agreement without prior permission from such other party except as elsewhere permitted under this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement to be effective as of the date the last Party signs below.

VASCULAR BIOGENICS LTD.		CRUCELL HOLLAND B.V.

For and on behalf of Crucell N.V.

By:	/s/ Dror Harats	By:	/s/ [Illegible]
Crucell NV, represented by
Or Yehuda, April 14, 2011			Leiden April 13, 2011

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Exhibit 1.18 — Cell Line Designation: PER.C6®

Origin of the Cell Line

PER.C6® cells are [***] transformed with [***] of [***] The estimated copy number is [***] The [***] in the construct is driven by the [***] The [***] are derived from [***]

Cell Line Passage History

Research Master Cell Bank [***] was stored at passage number [***] on 17 January 1996. Research Working Cell Bank [***] was generated from [***] and stored at passage number [***] on 7 February 1996. The cell banks are stored in the [***] of [***] at [***] in [***]

Components Used For Culture of the Cells

[***] with [***] and, optionally, [***]. [***] was used for [***]

Quality Control

All work on the development of PER.C6® cells carried out at Crucell Holland has been carried out under controlled conditions. The data have been reviewed by QA Crucell Holland. The research Master Cell Bank and research Working Cell Bank have been tested by GLP-inspected contract testing companies. All recorded data mentioned have been reviewed by Quality Assurance, Crucell Holland BV, Leiden. All final reports have been reviewed for compliance to the specifications and pertinent relevant regulatory requirements from the US and EEC.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

Safety Tests on the PER.C6® Human Adenoviral Packaging cell Line

Research Master Cell Bank

Test	Result

[***]	[***]

Research Working Cell Bank

Test	Result

[***]	[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

Exhibit 1.2 – APPROVED COUNTRIES

United States of America

Canada

The member states of the European Union on the EFFECTIVE DATE

Israel

Japan

Australia

New Zealand

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

Exhibit 1.21 – PER.C6® Patents

National patents corresponding to [***] ([***]; [***], [***]). The currently filed members of patent family [***] claim priorities based on European priority documents [***] ([***]) and [***] ([***]). Members of this patent (application) family further include:

Applications	Filing Date	Published	Publication
[***]	[***]	[***]	[***]

Patents	Issue date
[***]	[***]

2. Claims covering the PACKAGING CELLS and the use thereof, excluding claims specifically directed to [***], [***] complementing cells and vectors, in all PATENTS entitled to claim rights from [***] ([***]; [***]: [***]) of the patent family [***] of [***] that claim priority from French priority document [***] ([***]). PATENTS that include the aforesaid claims and that are granted as of the EFFECTIVE DATE are listed below:

[***]

3. PATENTS entitled to claim rights from [***] to [***], which application claims priority from [***]. PATENTS that are granted as of the EFFECTIVE DATE include [***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

Exhibit 1.24 – REGISTERED AFFILIATES

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

EXHIBIT 1.25 – FORM OF MATERIAL TRANSFER AGREEMENT FOR STRATEGIC PARTNER

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

EXHIBIT 1.25 – FORM OF MATERIAL TRANSFER AGREEMENT FOR A CONTRACTOR

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

Attachment I: Statement of Work to which the use of the MATERIAL is to be limited

Contractor may only use MATERIAL and INFORMATION for

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

EXHIBIT 2.4.2 – PRE-APPROVED THIRD PARTY CONTRACTORS

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

Exhibit 3.5.1– Quarterly reporting form

To:

CRUCELL HOLLAND B.V.

Archimedesweg 4

P.O. Box 2048

2301 CA Leiden

THE NETHERLANDS

Attn. Business Development

FAX: +31-71-5248702

From: (Please fill in COMPANY name and address)

Date:

Subject: QUARTERLY REPORT LICENSE AGREEMENT

1)	Period covered by the report

2)	General culturing

•	A short description on general cell culture activities.

•	Have you encountered problems culturing the PER.C6® cell line?

•	Have you seen substantial deviations from the culture protocols described in the PER.C6® KNOW HOW FILE?

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

3)	VECTOR production

•	Number and types of Protein/MAB produced in the PER.C6® cell line.

•	Have you encountered problems or observed remarkable results when transfecting the PER.C6® cell line, or when creating MODIFIED CELLS?

•	Any substantial deviations from and/or additions to the protocols provided in the PER.C6® KNOW HOW FILE?

•	Code(s) for tracking the individual Protein/MAB in future reports.

4)	Interactions with regulatory authorities

•	In the past three months, were there any communications with regulatory authorities that were NOT subject to Section 3.4.3 of the License Agreement? If YES, please provide a summary of the reason, the nature and the outcome of these discussions. Please provide copies of the communication.

•	What safety, tumorgenicity and/or other tests have been performed on the PACKAGING CELLS for regulatory purposes? Please provide reason, nature and outcome of the tests.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

Exhibit 3.5.2. – Annual reporting form

To:

CRUCELL HOLLAND B.V.

Archimedesweg 4

P.O. Box 2048

2301 CA Leiden

THE NETHERLANDS

Attn. Business Development

FAX: +31-71-5248702

From: (Please fill in COMPANY name and address)

Date:

Subject: ANNUAL REPORT LICENSE AGREEMENT

1)	Period covered by the report

2)	General culturing

•	A short description on general cell culture activities.

•	Media used.

•	Cell banks prepared.

•	General performance; cell growth, viabilities, doubling times.

•	Scale and scale-up data.

•	Systems used (Shake-flasks, Roller bottles, Bioreactors, Wave bags).

•	Have you encountered problems culturing the PER.C6® cell line?

•	Have you seen substantial deviations from the culture protocols described in the PER.C6® KNOW HOW files?

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

3)	VECTOR production

•	Number and type of vectors produced in the PER.C6® cell line.

•	Yields reached per produced VECTOR.

•	Have you encountered problems or observed remarkable results when transfecting the PER.C6® cell line, or when creating MODIFIED CELLS?

•	Any substantial deviations from and/or additions to the protocols provided in the PER.C6® KNOW HOW FILE?

•	Code(s) for tracking the individual new PRODUCT in future reports.

4)	Third party activities

•	Have you performed CMO activities for third parties using the PER.C6® cell line or worked with the PER.C6® cell line in collaborations programs with third parties? If yes, please state the name of the company/companies and a short description of the project(s).

•	Has a CMO performed any activities with the PER.C6® cell line? If yes, please state the name of the company/companies and a short description of the project(s).

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Commercial License Agreement PER.C6®

Crucell Holland – Vascular Biogenics

5)	Interactions with regulatory authorities / Clinical activities

•	What pre-IND meetings and IND filings have taken place for products produced on PER.C6®? For which products? What was the outcome (related to PER.C6®) of those meetings?

•	Were there any communications with regulatory authorities that were NOT subject to Section 3.4.3 of the License Agreement? If YES, please provide a summary of the reason, the nature and the outcome of these discussions. Please provide copies of the communication.

•	What safety, tumorgenicity and/or other tests have been performed on the PACKAGING CELLS for regulatory purposes. Please provide reason, nature and outcome of the tests.

•	Was clinical material produced using the PER.C6® cell line?

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].